SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 17, 2012

CNB FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	000-13396	25-1450605
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices)

Registrant’s telephone number, including area code: (814) 765-9621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 17, 2012, the Board of Directors of CNB Financial Corporation (the “Corporation”) appointed Brian W. Wingard as Treasurer and Principal Financial Officer of the Corporation.

Mr. Wingard, age 37, has served as Interim Treasurer and Principal Financial Officer of the Corporation since November 2011 and previously served as Assistant Vice President and Controller since November 2007. Mr. Wingard was also appointed Chief Financial Officer and Senior Vice President of CNB Bank in March 2012. Mr. Wingard previously worked as a certified public accountant in public practice with Parente Randolph, LLC.

There are no arrangements or understandings between Mr. Wingard and any other person pursuant to which Mr. Wingard was selected to serve as Treasurer and Principal Financial Officer of the Corporation. There are no family relationships between Mr. Wingard and any director or executive officer of the Corporation or of CNB Bank. There has been no transaction nor are there any proposed transactions between the Corporation, CNB Bank and Mr. Wingard that would require disclosure pursuant to Item 404(a) of Regulation S-K. Mr. Wingard’s compensation did not change in connection with his appointment.

Item 5.07.	Submission of Matters to a Vote of Security Holders

CNB Financial Corporation held its Annual Meeting of Shareholders on April 17, 2012 for the purpose of selecting five directors, to ratify the appointment of independent auditors, and to transact other business as would properly come before the meeting.

Results of shareholder voting on the class 3 directors were as follows:

	Joseph B. Bower, Jr.	Robert W. Montler	Joel E. Peterson	Richard B. Seager
For	7,940,016	7,927,502	7,965,869	7,920,252
Against or Withheld	376,962	389,476	351,109	396,726
Abstentions and Broker Non-Votes	1,427,385	1,427,385	1,427,385	1,427,385

Results of shareholder voting on the class 2 director were as follows:

Richard L. Greslick, Jr.
For	7,764,230
Against or Withheld	552,748
Abstentions and Broker Non-Votes	1,427,385

Results of ratification of Crowe Horwath LLP as independent auditors were as follows:

For	9,607,560
Against or Withheld	32,549
Abstentions and Broker Non-Votes	104,254

The total shares voted at the annual meeting were 9,744,363.

The Corporation’s press release regarding the results of the Annual Meeting is filed herewith and incorporated by reference herein.

Item 8.01.	Other Events

CNB Financial Corporation shareholders and CNB Bank each held separate annual meetings on April 17, 2012.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits: Exhibit 99 News Release announcing annual meeting

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CNB Financial Corporation

Date: April 18, 2012	By:	/s/ Brian W. Wingard
Brian W. Wingard
Treasurer

Exhibit Index

Number	Description

Exhibit 99	News Release announcing annual meeting.